46

THIS AGREEMENT is dated the         day of                             2003

AMONG:

(1) WISE MEDIA GROUP INC., a company incorporated in Samoa and having its registered office at Offshore Chambers, P.O. Box 217, Apia, Samoa (the "1st Vendor");

(2) CHINA MEDIA INC., a company incorporated in Samoa and having its registered office at Offshore Chambers, P.O. Box 217, Apia, Samoa (the "2nd Vendor");

(3) SINOWISE LIMITED, a company incorporated in Samoa and having its registered office at Offshore Chambers, P.O. Box 217, Apia, Samoa (the "3rd Vendor");

(4) WAN KIN MAN of Flat 7, Block B, 27th Floor, Kiu Kwan Building, No.395 King's Road, Hong Kong (the "4th Vendor");

(5) TOP HARMONY HOLDINGS LIMITED, a company incorporated in the British Virgin Island and having its registered office at P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Island (the "5th Vendor");

(6) THE LINK GROUP INC., a company incorporated in the State of Colorado and having its business address at 789 W. Pender St., Suite 950, Vancouver BC V6C 1H2, Canada (the "Parent"); and

(7) ASIA GENIUS LIMITED, a Hong Kong corporation having its registered office at Room 1102, 11th Floor, No.148 Electric Road, North Point, Hong Kong (the "Purchaser").

WHEREAS:

(A) New Unicorn Holdings Limited (the "Company") was incorporated under the laws of Samoa on 28th January 2003 as a private limited liability company. Further information concerning the Company is set out in
           Schedule 1.

(B) As at the date hereof, the sole asset of the Company is the beneficial ownership of 9,999 shares of Media Creative representing 99.99% of issued share capital of Media Creative.


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(C)        The Purchaser is a wholly-owned subsidiary company of the Parent.

(D) The Vendors, the Parent and the Purchaser are entering into this Agreement for the sale and purchase of the Sale Shares and the option to purchase the Option Shares subject to and upon the terms and conditions of this Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.       INTERPRETATION

1.1 In this Agreement (including the Recitals, Schedules and Exhibits), unless the context otherwise requires, the following words and expressions shall have the following meanings ascribed to each of them below:

           "Accounts"                                   the unaudited balance
                                                        sheets of Media Creative
                                                        as at the Last Accounts
                                                        Date and the unaudited
                                                        profit and loss accounts
                                                        of Media Creative for
                                                        the period commencing
                                                        from 2nd May 2001 to the
                                                        Last Accounts Date;

           "Business                                    Day" a day (other than a
                                                        Saturday) on which banks
                                                        in Hong Kong are open
                                                        for business throughout
                                                        their normal business
                                                        hours;

           "Company"                                    New Unicorn Holdings
                                                        Limited;

           "Completion"                                 completion  of the sale
                                                        and  purchase of the
                                                        Sale Shares in
                                                        accordance   with  the
                                                        terms and  conditions of
                                                        this Agreement;

           "Completion                                  Date" the date falling
                                                        on the third Business
                                                        Day after all the
                                                        conditions set out in
                                                        Clause 3.2 have been
                                                        fulfilled or waived,
                                                        whichever is the
                                                        earlier;


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           "Consideration                               Share" a share of the
                                                        common stock of US$0.001
                                                        par value per share of
                                                        the Parent, forming part
                                                        of the Sale Shares
                                                        Consideration, and
                                                        reference to
                                                        "Consideration Shares"
                                                        shall be construed
                                                        accordingly;

            "Encumbrance"                               any  mortgage,   charge,
                                                        pledge, lien, (otherwise
                                                        than arising  by statute
                                                        or  operation  of  law),
                                                        equities, hypothecation
                                                        or other  encumbrance,
                                                        priority or security
                                                        interest,   preemptive
                                                        right deferred purchase,
                                                        title retention,
                                                        leasing, sale-and-
                                                        repurchase or  sale-and-
                                                        leaseback  arrangement
                                                        whatsoever over or in
                                                        any  property,   assets
                                                        or  rights of whatsoever
                                                        nature  and includes any
                                                        agreement for any of the
                                                        same and  reference
                                                        to "Encumbrances" shall
                                                        be construed
                                                        accordingly;


           "Hong Kong"                                  the  Hong  Kong  Special
                                                        Administrative   Region
                                                        of  he People's Republic
                                                        of China;

           "Last Accounts Date"                         31st March 2003;

           "Media Creative"                             Media Creative Limited,
                                                        a company  incorporated
                                                        under the laws of Hong
                                                        Kong;

           "Option"                                     an option exercisable or
                                                        exercised pursuant to
                                                        Clause 6.1;

           "Option Period"                              the period  commencing
                                                        on the  Completion  Date
                                                        and ending 60 days
                                                        thereafter (both dates
                                                        inclusive);

           "Option                                      Shares" 52 Shares being
                                                        the aggregate of 42
                                                        Shares forming part of
                                                        the 1st Vendor's Shares
                                                        and 10 Shares forming
                                                        part of the 5th Vendor's
                                                        Shares representing 52%
                                                        of the total issued
                                                        share capital of the
                                                        Company;

           "Option Shares Consideration"                the cash sum of
                                                        US$1,000,000.00;

           "Purchaser's                                 Schedule of Exceptions"
                                                        the schedule containing
                                                        exceptions to the
                                                        representations and
                                                        warranties of the Parent
                                                        and/or the Purchaser
                                                        appearing in Schedule 2
                                                        Part IIA;

           "Purchaser's                                 Warranties" the
                                                        representations and
                                                        warranties set out in
                                                        Schedule 2 Part II and
                                                        any other
                                                        representations,
                                                        warranties and
                                                        undertakings made by or
                                                        on behalf of the
                                                        Purchaser in this
                                                        Agreement;

           "Sale                                        Shares" 48 Shares being
                                                        the aggregate of 8
                                                        Shares forming part of
                                                        the 1st Vendor's Shares,
                                                        the 2nd Vendor's Shares,
                                                        the 3rd Vendor's Shares,
                                                        the 4th Vendor's Shares
                                                        and 10 Shares forming
                                                        part of the 5th Vendor's
                                                        Shares representing 48%
                                                        of the total issued
                                                        share capital of the
                                                        Company;

           "Sale Shares Consideration"                  the  purchase
                                                        consideration  for the
                                                        purchase of the Sale
                                                        Shares as stipulated in
                                                        Clause 4.1;

           "Securities Act"                             US Securities Act of
                                                        1933, as amended;

           "Shares" shares of US$1.00 each in the share capital of the Company and reference to "Share" shall be construed accordingly;

           "Taxation"                                   all forms of taxation
                                                        including  overseas
                                                        taxation and all forms
                                                        of profits tax, interest
                                                        tax,  estate duty and
                                                        stamp  duty  and  all
                                                        levies, imposts, duties,
                                                        charges, fees,
                                                        deductions and
                                                        withholdings  whatsoever
                                                        charged or imposed
                                                        by any statutory,
                                                        governmental  state,
                                                        provincial,  local
                                                        government  or municipal
                                                        authority whatsoever and
                                                        the expression "Tax"
                                                        shall be construed
                                                        accordingly;

           "this Agreement"                             this  agreement  for the
                                                        sale  and  purchase  of
                                                        the  Sale Shares and the
                                                        option to  purchase  the
                                                        Option  Shares,  as
                                                        amended from time to
                                                        time;

           "this Guarantee"                             the guarantee made by
                                                        the Parent as set out in
                                                        Clause 9;

           "Transfer                                    Restrictions" transfer
                                                        restrictions in relation
                                                        to the transfer of
                                                        36,000,000 Consideration
                                                        Shares (as referred to
                                                        in Clause 4.1) or any
                                                        part thereof arising
                                                        under the Securities
                                                        Act;

           "US"                                         United States of
                                                        America;

           "United States Dollars" or the               United States dollars;
           sign "US$"

           "Valuation Report"                           a valuation  report
                                                        prepared by a firm of
                                                        certified  public
                                                        accountants or qualified
                                                        valuers  indicating that
                                                        the fair market value of
                                                        the entire  issued share
                                                        capital of Media
                                                        Creative  as at a date
                                                        falling  not  more  than
                                                        7  months  prior  to the
                                                        Completion  Date  shall
                                                        be of a value of not
                                                        less than US$4,000,000;

           "Vendors"                                    collectively  the  1st
                                                        Vendor, the 2nd  Vendor,
                                                        the 3rd  Vendor, the 4th
                                                        Vendor and the 5th
                                                        Vendor;

           "Vendors' Schedule of Exceptions"            the schedule  containing
                                                        exceptions to the
                                                        representations and
                                                        warranties of the
                                                        Vendors  appearing  in
                                                        Schedule 2   Part IA;

           "1st Vendor's Shares" 50 Shares registered in the name of and beneficially owned by the 1st Vendor representing 50% of the total issued capital of the Company;

           "2nd Vendor's Shares" 10 Shares registered in the name of and beneficially owned by the 2nd Vendor representing 10% of the total issued capital of the Company;

           "3rd Vendor's Shares" 5 Shares registered in the name of and beneficially owned by the 3rd Vendor representing 5% of the total issued capital of the Company;

           "4th Vendor's Shares" 15 Shares registered in the name of and beneficially owned by the 4th Vendor representing 15% of the total issued capital of the Company;

           "5th Vendor's Shares" 20 Shares registered in the name of and beneficially owned by the 5th Vendor representing 20% of the total issued capital of the Company; and

           "Vendors'                                    Warranties" the
                                                        representations and
                                                        warranties set out in
                                                        Schedule 2 Part I and
                                                        any other
                                                        representations,
                                                        warranties and
                                                        undertakings made by or
                                                        on behalf of the Vendors
                                                        in this Agreement.

1.2 The headings of this Agreement are inserted for convenience only and shall be ignored in construing this Agreement. Unless the context otherwise requires, references in this Agreement to the singular shall be deemed to include references to the plural and vice versa; references to one gender shall include all genders and references to any person shall include an individual, firm, body corporate or unincorporated.

1.3 References in this Agreement to Clauses, Schedules and Exhibits are references to clauses of and schedules and exhibits to, this Agreement and references to sub-clauses and paragraphs are unless otherwise stated, references to sub-clauses and paragraphs of the Clause, sub-clause or, as appropriate, the Schedule or the Exhibit in which the reference appears.

1.4 Reference to any ordinance, regulation or other statutory provision or Stock Exchange rules in this Agreement includes reference to such ordinance, regulation, provision or rule as modified, consolidated or re-enacted from time to time.

1.5        The Schedules and the Recitals shall form part of this Agreement.

2.         SALE AND PURCHASE OF THE SALE SHARES

2.1 Subject to and upon the terms and conditions of this Agreement, the Vendors shall sell and the Purchaser shall purchase the Sale Shares with effect from Completion free from all Encumbrances together with all rights now or hereafter attaching thereto including but not limited to all dividends paid, declared or made in respect thereof on or after the date of Completion.

2.2 The Purchaser shall not be obliged to purchase any of the Sale Shares unless the purchase of all the Sale Shares is completed simultaneously.

3.         CONDITIONS

3.1

(1) The Purchaser shall and shall procure that his agents shall forthwith upon the signing of this Agreement conduct such review of the assets, liabilities, operations and affairs both of the Company and Media Creative as it may reasonably consider appropriate and the Vendors shall provide and procure the Company and/or Media Creative to provide such assistance as the Purchaser or his agents may reasonably require in connection with such review so as to enable the review to be completed on or before 12:00 noon on the date falling 60 days from the date of this Agreement or such later date as the Vendors and the Purchaser may agree under Clause 3.3.

(2) The Vendors shall and shall procure that his agents shall forthwith upon the signing of this Agreement conduct such review of the assets, liabilities, operations and affairs of the Purchaser and the Parent as it may reasonably consider appropriate and the Purchaser and the Parent shall provide such assistance as the Vendors or their respective agents may reasonably require in connection with such review so as to enable the review to be completed on or before 12:00 noon on the date falling 60 days from the date of this Agreement or such later date as the Vendors and the Purchaser may agree under Clause 3.3.

3.2      Completion is conditional upon:

(1) the Purchaser being satisfied at its sole and absolute discretion with the results of the due diligence review to be conducted under Clause 3.1(1);

(2) the Vendors being satisfied at their sole and absolute discretion with the results of the due diligence review to be conducted under Clause 3.1(2);

(3)  the  Vendors'   Warranties  (save  and  except  the  Vendors'  Schedule  of
     Exceptions) remaining true and accurate in all respect;

(4) the Purchaser's Warranties (save and except the Purchaser's Schedule of Exceptions) remaining true and accurate in all respect;

(5) the Valuation Report having been delivered by the Vendors (or any of them) to the Purchaser;

(6) the Vendors' Schedule of Exceptions having been delivered by the Vendors in a form reasonably satisfactory to the Purchaser as contemplated by Clause
     7.11 of this Agreement and the Purchaser's Schedule of Exceptions having been delivered by the Purchaser in a form reasonably satisfactory to the Vendors as contemplated by Clause 8.10 of this Agreement; and

(7) the Vendors (or any of them) having delivered to the Purchaser a consolidated audited financial statements for Media Creative prepared in accordance with US Generally Accepted Accounting Principles for the period from the date of its incorporation until the Last Accounts Date and such financial statements shall be in a form suitable for filing with the U.S. Securities and Exchange Commission as required by Form 8-K promulgated under the Securities Act.

3.3 If any of the conditions set out in Clause 3.2 has not been satisfied on or before 12:00 noon on the date falling 60 days from the date of this Agreement or such later date as the Purchaser and the Vendors may jointly agree, this Agreement shall cease and terminate (save and except Clause 11 which shall continue to have full force and effect) and none of the parties to this Agreement shall have any obligations and liabilities hereunder against or towards one another save for any antecedent breaches of the terms hereof.

4.       CONSIDERATION

4.1 The Sale Shares Consideration for the sale and purchase of the Sale Shares shall be 36,000,000 Consideration Shares, which shall be issued by the Parent to the Vendors on Completion in the manner as provided in Clause 5.

5.       COMPLETION

5.1 Upon compliance with or fulfillment or waiver of all the conditions set out in Clause 3.2, completion of the sale and purchase of the Sale Shares shall take place at the office of the Purchaser on Completion Date at or before 3:00 p.m. (or at such other place and time as both the Vendors and the Purchaser may jointly agree) when all the acts and requirements set out in this Clause 5 shall be complied with.

5.2 The Vendors shall deliver or procure the delivery to the Purchaser or to its order, instruments of transfer in respect of the transfer of the Sale Shares duly executed by the registered holder thereof in favour of the Purchaser or its nominee(s) as the Purchaser may direct, and such other documents as may be required to give a good and effective transfer of title to the Sale Shares to the Purchaser or such nominee(s) and to enable the Purchaser or such nominee(s) to become the registered and beneficial holder thereof free from all Encumbrances.

5.3 The Vendors shall procure a meeting of the board of directors of the Company at which such matters shall be dealt with and resolved upon as the Purchaser shall require for the purposes of giving effect to the relevant provisions of this Agreement including without limitation, the appointment of a person nominated by the Purchaser as director of the Company with effect from the date of Completion.

5.4 Against compliance and fulfillment of all acts and the requirements set out in Clauses 5.2 and 5.3, the Parent shall and the Purchaser shall procure that the Parent shall forthwith:

(1) deliver to the 1st Vendor or its nominee(s) as the 1st Vendor may direct the original share certificates for 6,000,000 Consideration Shares free from all Encumbrances other than the Transfer Restrictions with the name of the 1st Vendor or such nominee(s) registered as the beneficial holder(s) thereof, and such other documents as may be required to give a good and effective transfer of title to 6,000,000 Consideration Shares to the 1st Vendor or such nominee(s) and to enable the 1st Vendor or such nominee(s) to become the registered and beneficial holder thereof free of all Encumbrances other than the Transfer Restrictions;

(2) deliver to the 2nd Vendor or its nominee(s) as the 2nd Vendor may direct the original share certificates for 7,500,000 Consideration Shares free from all Encumbrances other than the Transfer Restrictions with the name of the 2nd Vendor or such nominee(s) registered as the beneficial holder(s) thereof, and such other documents as may be required to give a good and effective transfer of title to 7,500,000 Consideration Shares to the 2nd Vendor or such nominee(s) and to enable the 2nd Vendor or such nominee(s) to become the registered and beneficial holder thereof free of all Encumbrances other than the Transfer Restrictions;

(3) deliver to the 3rd Vendor or its nominee(s) as the 3rd Vendor may direct the original share certificates for 3,750,000 Consideration Shares free from all Encumbrances other than the Transfer Restrictions with the name of the 3rd Vendor or such nominee(s) registered as the beneficial holder(s) thereof, and such other documents as may be required to give a good and effective transfer of title to 3,750,000 Consideration Shares to the 3rd Vendor or such nominee(s) and to enable the 3rd Vendor or such nominee(s) to become the registered and beneficial holder thereof free of all Encumbrances other than the Transfer Restrictions;

(4) deliver to the 4th Vendor or its nominee(s) as the 4th Vendor may direct the original share certificates for 11,250,000 Consideration Shares free from all Encumbrances other than the Transfer Restrictions with the name of the 4th Vendor or such nominee(s) registered as the beneficial holder(s) thereof, and such other documents as may be required to give a good and effective transfer of title to 11,250,000 Consideration Shares to the 4th Vendor or such nominee(s) and to enable the 4th Vendor or such nominee(s) to become the registered and beneficial holder thereof free of all Encumbrances other than the Transfer Restrictions;

(5) deliver to the 5th Vendor or its nominee(s) as the 5th Vendor may direct the original share certificates for 7,500,000 Consideration Shares free from all Encumbrances other than the Transfer Restrictions with the name of the 5th Vendor or such nominee(s) registered as the beneficial holder(s) thereof, and such other documents as may be required to give a good and effective transfer of title to 7,500,000 Consideration Shares to the 5th Vendor or such nominee(s) and to enable the 5th Vendor or such nominee(s) to become the registered and beneficial holder thereof free of all Encumbrances other than the Transfer Restrictions; and

(6) deliver to the Vendors a copy, certified true and complete by an authorized officer of the Parent, of resolutions of the board of directors of the Parent approving this Agreement and all other transactions contemplated under this Agreement.

5.5 Against compliance and fulfillment of all acts and the requirements set out in Clauses 5.2 and 5.3, the Purchaser shall forthwith:-

           (1) produce to the Vendors instrument of transfer and bought and sold notes in respect of the Sale Shares duly executed by the Purchaser or its nominees; and

           (2) deliver to the Vendors a copy, certified true and complete by an authorized officer of the Purchaser, of resolutions of the board of directors of the Purchaser approving this Agreement and all other relevant transactions contemplated under this Agreement.

5.6 Upon due and complete performance by the Parent of its obligations under Clause 5.4(1), (2), (3), (4) and (5), the Purchaser shall be deemed to have duly fulfilled its payment obligation under Clause 4.1.

5.7 The parties hereto acknowledge that each of the original share certificates as referred to in Clause 5.4(1), (2), (3), (4) and (5) respectively shall contain one or more legends with reference being made to the Securities Act (as well as any other legends required by the laws of any applicable jurisdiction) whereby such reference shall contain wordings which are substantially similar to the following:-

           "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT COVERING THE SECURITIES IS FILED AND EFFECTIVE OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE."

6.         GRANT OF THE OPTION

6.1 In consideration of the Purchaser paying to each of the 1st Vendor and the 5th Vendor the sum of US$1.00 (receipt of which is hereby acknowledged by the 1st Vendor and the 5th Vendor respectively), the 1st Vendor and the 5th Vendor hereby respectively grant to the Purchaser the option to purchase, at any time during the Option Period, Shares in aggregate being all (but not some only) of the Option Shares at the Option Shares Consideration, on the exercise of which both the 1st Vendor and the 5th Vendor shall together become bound to sell and the Purchaser shall become bound to complete the purchase of all of the Option Shares upon the terms of this Agreement.

6.2 The Option Shares shall be sold free from all Encumbrances, but excluding any accrued rights to dividends resolved or declared to be paid prior to or as at the date of exercise of the Option.

6.3 An Option must be exercised by notice in writing signed by the Purchaser served during the Option Period in respect of all of the Option Shares. Such notice shall specify a Business Day on which the relevant exercise of the Option shall be completed, which date shall be not more than 5 Business Days after the date of the notice.

6.4 Once given, any notice provided pursuant to Clause 6.3 may not be withdrawn except with the written consent of both the 1st Vendor and the 5th Vendor.

6.5 Completion of any exercise of the Option shall take place at the office of the Purchaser (or at a place and in such manner as the 1st Vendor, the 5th Vendor and the Purchaser shall agree) on the date specified in the notice mentioned in Clause 6.3 when all (but not part only unless the parties so agree) of the following business shall be transacted:-

(1) the Purchaser shall pay to the 1st Vendor and the 5th Vendor the Option Shares Consideration by bank transfer or delivery of a cashier's order in the following manner:-

               (i) the Purchaser shall pay a sum of US$800,000, being 80% of the Option Shares Consideration to the 1st Vendor or any person or persons to whom the 1st Vendor may direct; and

               (ii) the  Purchaser  shall  pay a sum of  US$200,000,  being  the remaining 20% of the Option Shares Consideration to the 5th Vendor or any person or persons to whom the 5th Vendor may direct;

(2) each of the 1st Vendor and the 5th Vendor shall deliver to the Purchaser duly executed sold notes and instruments of transfer in respect of the Option Shares in favour of the Purchaser or its nominee(s), together with the certificates therefor, or otherwise take such action as may be necessary to transfer legal and beneficial title to such Option Shares to the Purchaser or its nominee(s);

(3) the 1st Vendor and the 5th Vendor shall deliver or procure the delivery to the Purchaser to its order:-

          (i) all statutory records and minute books (which shall be written up to date as at completion of the Option) and other statutory records of the Company;

          (ii) the common seal and all rubber stamps, cheque books, cheque stubs and bank statements, receipt books, all current insurance policies, books and accounts and title deeds and evidence of ownership to all assets and all current contracts and all other accounting records of the Company;

          (iii)all correspondence and other documents belonging to the Company (including its constitutional documents) or written authorities in favour of the Purchaser for the collection of such documents;

          (iv) where directed by the Purchaser, the written resignations of all or any directors and company secretary of the Company together with a written acknowledgement under seal from each of them respectively in such form as the Purchaser shall require that he has no claims against the Company whether by way of compensation, remuneration, severance payments, expenses, damages or otherwise; and

          (v) copy, certified as true and complete by a director of the Company, of resolution of the board of directors approving the matter referred to in Clause 6.5(4);

(4) the 1st Vendor and the 5th Vendor shall procure a meeting of the board of directors of the Company at which such matters shall be dealt with and resolved upon as the Purchaser shall require for the purposes of giving effect to the relevant provisions of this Agreement including without limitation, (i) the acceptance of the resignation of the directors of the Company as provided under Clause 6.5(3)(iv) above; (ii) the appointment of such persons nominated by the Purchaser as directors and secretary of the Company with effect from the date of completion of the Option; and (iii) the amendment of the signatories and bank mandates for all accounts maintained by the Company with banks and financial institutions in such manner as the Purchaser may require; and

(5) against compliance and fulfillment of all acts and the requirements set out in Clauses 6.5(2) and 6.5(3), the Purchaser shall forthwith:-

                     (i) produce to the 1st Vendor and the 5th Vendor instrument of transfer and bought and sold notes in respect of the Option Shares duly executed by the Purchaser or its nominees; and

                     (ii) deliver to the 1st Vendor and the 5th Vendor a copy, certified true and complete by an authorized officer of the Purchaser, of resolutions of the board of directors of the Purchaser approving this Agreement and all other relevant transactions contemplated under this Agreement.

7.         VENDORS' WARRANTIES

7.1 Each of the Vendors jointly and severally warrant to the Purchaser that the Vendors' Warranties set out in Schedule 2 Part I are true and accurate in all material respects as at the date hereof and will continue to be so up to and including the time of Completion. Each of the 1st Vendor and the 5th Vendor further jointly and severally warrant to the Purchaser that the Vendor's Warranties set out in
           Schedule 2 Part I (save and except paragraph 4 of the Vendor's Warranties) shall continue to be true and accurate in all respects from the time of Completion up to and including the time of completion of the Option. The Vendors hereby further acknowledge that the Purchaser in entering into this Agreement is relying on the Vendors' Warranties. For the avoidance of doubt, the Vendors make no warranty in respect of all matters, documents and/or information disclosed to the Purchaser or its agents as exceptions from the Vendors' Warranties as set out in the Vendors' Schedule of Exceptions and the Purchaser hereby confirm and agree that it has no right to make any claim or demand in respect of all such matters, documents and/or information.

7.2 Each of the Vendors' Warranties is without prejudice to any other warranty or undertaking and, except where expressly stated, no clause contained in this Agreement governs or limits the extent or application of any other clause.

7.3 The rights and remedies of the Purchaser in respect of any breach of the Vendors' Warranties shall not be affected by completion of the sale and purchase of the Sale Shares or the completion of the Option Shares, by any investigation made by or on behalf of the Purchaser into the affairs of the Company, by any failure to exercise or delay in exercising any right or remedy or by any other event or matter whatsoever, except a specific and duly authorized written waiver or release.

7.4 The Vendors hereby undertakes jointly and severally to indemnify and keep indemnified the Purchaser against any losses, liabilities, damages, costs and expenses suffered by the Purchaser as a result of or in connection with any breach of any of the Vendors' Warranties provided that the indemnity contained in this Clause shall be without prejudice to any other rights and remedies of the Purchaser in relation to any such breach of the Vendors' Warranties and all such other rights and remedies are hereby expressly reserved to the Purchaser.

7.5

     (1) Any claim by the Purchaser in connection with the Vendors' Warranties ("Vendors' Warranty Claim") shall not be made unless the amount of the damages in respect of such Vendors' Warranty Claim exceed in aggregate the sum of US$50,000 but if the liabilities exceed that sum the Vendors shall (subject to other provisions hereof) be liable for the whole of such liability and not merely the excess.

     (2) No liability shall be attached to the Vendors in respect of any single Vendors' Warranty Claim unless the amount of such Vendors' Warranty Claim shall exceed US$50,000.

7.6      The Purchaser shall not be entitled to make any Vendor's Warranty Claim

     (1) to the extent that provision for the matter or liability which would otherwise give rise to the claim in question has been made in the Accounts or has otherwise specifically been taken account of in the Accounts;


     (2) if the claim would not have arisen but for a change in legislation made after the date of Completion or, if the Option shall have been exercised, the date of completion of the Option; and


     (3) to the extent that the relevant matters, documents or information have been disclosed to the Purchaser or its agent in the Vendors' Schedule of Exceptions.

7.7 Where any of the Vendors' Warranties are qualified as being "to the best of the information, knowledge and belief of the Vendors" or "so far as the Vendors are aware" or by any other similar expression, such Vendor's Warranty is deemed to have been made or given to the best of knowledge, information and belief of the Vendors after making due and careful enquiry.


7.8 Where no Option shall have been exercised by the Purchaser, the maximum aggregate liability of the Vendors in respect of all Vendor's Warranty Claims shall not exceed the Sale Shares Consideration. The Vendors' Warranties shall survive Completion but no Vendor's Warranty Claims may be brought against the Vendors in respect of any breach of Vendor's Warranties unless written notice of such Vendor's Warranty Claim specifying the particulars of such claim has been received by the Vendors on or before the expiration of six (6) months from the date of Completion.

7.9  Where the Option shall have been exercised by the Purchaser:-


           (1) the maximum aggregate liability of the 2nd Vendor, the 3rd Vendor and the 4th Vendor in respect of all Vendor's Warranty Claims shall not exceed 62.5% of the Sale Shares Consideration. The Vendors' Warranties shall survive Completion but no Vendor's Warranty Claims may be brought against the 2nd Vendor, the 3rd Vendor and/or the 4th Vendor in respect of any breach of Vendor's Warranties unless written notice of such Vendor's Warranty Claim specifying the particulars of such claim has been received by the 2nd Vendor, the 3rd Vendor and/or the 4th Vendor on or before the expiration of six (6) months from the date of Completion; and

           (2) the maximum aggregate liability of the 1st Vendor and the 5th Vendor in respect of all Vendor's Warranty Claims shall not exceed the aggregate of 37.5% of the Sale Shares Consideration and the Option Shares Consideration. The Vendors' Warranties shall survive completion of the Option but no Vendor's Warranty Claims may be brought against the 1st Vendor and/or the 5th Vendor in respect of any breach of Vendor's Warranties unless written notice of such Vendor's Warranty Claim specifying the particulars of such claim has been received by the 1st Vendor and/or the 5th Vendor on or before the expiration of six (6) months from the date of Completion.

7.10 The Vendors shall not be liable for breach of any Vendor's Warranties by reason of any act done by or omission or default of the Purchaser or the Parent occurring after the execution of this Agreement.

7.11 The Purchaser acknowledges that the Vendors have not yet delivered the Vendors' Schedule of Exceptions to the Purchaser or its agent as contemplated by this Clause 7. The Vendors shall deliver the Vendors' Schedule of Exceptions to the Purchaser at least 5 days prior to Completion. The Purchaser shall have the opportunity during such 5 day period to review and comment on the Vendors' Schedule of Exceptions and the parties to this Agreement shall use their best efforts to resolve any concerns or comments that the Purchaser may have with the Vendors' Schedule of Exceptions.

8.         PURCHASER'S WARRANTIES

8.1 Both the Parent and Purchaser jointly and severally warrant to the Vendors that the Purchaser's Warranties set out in Schedule 2 Part II are true and accurate in all material respects as at the date hereof and will continue to be so up to and including the time of Completion and the Parent and the Purchaser hereby further acknowledges that the Vendors in entering into this Agreement is relying on the Purchaser's Warranties. For the avoidance of doubt, the Parent and the Purchaser makes no warranty in respect of all matters, documents and/or information disclosed to the Vendors or its agents as exceptions to the Purchaser's Warranties as set out in the Purchaser's Schedule of Exceptions and the Vendors hereby confirm and agree that it has no right to make any claim or demand in respect of all such matters, documents and/or information.

8.2 Each of the Purchaser's Warranties is without prejudice to any other warranty or undertaking and, except where expressly stated, no clause contained in this Agreement governs or limits the extent or application of any other clause.

8.3 The rights and remedies of the Vendors in respect of any breach of the Purchaser's Warranties shall not be affected by completion of the sale and purchase of the Sale Shares, by any investigation made by or on behalf of the Vendors into the affairs of the Company, by any failure to exercise or delay in exercising any right or remedy or by any other event or matter whatsoever, except a specific and duly authorised written waiver or release.

8.4 The Parent and the Purchaser hereby jointly and severally undertake to indemnify and keep indemnified the Vendors against any losses, liabilities, damages, costs and expenses suffered by the Vendors as a result of or in connection with any breach of any of the Purchaser's Warranties provided that the indemnity contained in this Clause shall be without prejudice to any other rights and remedies of the Vendors in relation to any such breach of the Purchaser's Warranties and all such other rights and remedies are hereby expressly reserved to the Vendors.

8.5

     (1) Any claim by the Vendors in connection with the Purchaser's Warranties (a "Purchaser's Warranty Claim") shall not be made unless the amount of the damages in respect of such Purchaser's Warranty Claim exceeds in aggregate the sum of US$50,000 but if the liabilities exceed that sum the Purchaser shall (subject to other provisions hereof) be liable for the whole of such liability and not merely the excess.

     (2)  No  liability  shall be  attached to the  Purchaser  in respect of any
          single   Purchaser's   Warranty   Claim  unless  the  amount  of  such
          Purchaser's Warranty Claim shall exceed US$50,000.

8.6     The Vendors shall not be entitled to make any Purchaser's Warranty Claim

     (1) if the claim would not have arisen but for a change in legislation made after the date of Completion; and

     (2) to the extent that the relevant matters, documents or information have been disclosed to the Purchaser or its agent in the Vendors' Schedule of Exceptions.

8.7 Where any of the Purchaser's Warranties are qualified as being "to the best of the information, knowledge and belief of the Parent and/or the Purchaser" or "so far as the Parent and/or the Purchaser is aware" or by any other similar expression, such Purchaser's Warranty is deemed to have been made or given to the best of knowledge, information and belief of the Parent and/or the Purchaser after making due and careful enquiry.

8.8 The maximum aggregate liability of the Parent and/or the Purchaser in respect of all Purchaser's Warranty Claims shall not exceed the Sale Shares Consideration. The Purchaser's Warranties shall survive Completion but no Purchaser's Warranty Claims may be brought against the Parent and/or the Purchaser in respect of any breach of Purchaser's Warranties unless written notice of such Purchaser's Warranty Claim specifying the particulars of such claim has been received by the Parent and/or the Purchaser on or before the expiration of six (6) months from the date of Completion.

8.9 The Parent and/or the Purchaser shall not be liable for breach of any Purchaser's Warranties by reason of any act done by or omission or default of any of the Vendors occurring after the execution of this Agreement.

8.10 The Vendors acknowledge that the Parent and/or the Purchaser has not yet delivered the Purchaser's Schedule of Exceptions to the Vendors as contemplated by this Clause 8. The Parent and/or the Purchaser shall deliver the Purchaser's Schedule of Exceptions at least 5 days prior to Completion. The Vendors shall have the opportunity during such 5 day period to review and comment on the Purchaser's Schedule of Exceptions and the parties to this Agreement shall use their best efforts to resolve any concerns or comments that the Vendors may have with the Purchaser's Schedule of Exceptions.

9.       GUARANTEE BY PARENT

9.1 In consideration of the Vendors entering into this Agreement, the Parent hereby unconditionally and irrevocably guarantees to the 1st Vendor, the 2nd Vendor, the 3rd Vendor, the 4th Vendor and the 5th Vendor as a principal obligor and not merely as a surety, full due punctual and complete performance by the Purchaser of all its obligations under or arising out of or in connection with this Agreement and undertakes to the Vendors that if and whenever the Purchaser is in default, the Parent will duly and immediately perform such obligations and indemnify and keep indemnified the Vendors against all losses, damages, costs and expenses of whatsoever nature which may be suffered or incurred by the Vendors or any of them by reason of any default or delay on the part of the Purchaser in the performance of the said obligations immediately upon receipt of the demand in writing by any of the Vendors.

9.2 The Parent hereby irrevocably waives any right to require that the Vendors brings proceedings first against the Purchaser.

9.3 The obligations of the Parent hereunder shall continue notwithstanding Completion or completion of the Option and this Clause shall remain in force until all obligations of the Purchaser hereby guaranteed have been discharged in full. This Guarantee is in addition to and shall not prejudice or be prejudiced by any other guarantee, indemnity or other security or right against any third party which the Vendors or any of them may have for the due performance of the obligations concerned. This Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any sum which has become payable to the Vendors or any of them hereunder and has been paid, has to be returned by the Vendors or any of them upon the bankruptcy, liquidation or organization of the Purchaser or otherwise.

9.4 The Parent shall not be exonerated or discharged nor shall its liability be affected by any forbearance, whether as to payment, time, performance or by any variation of this Agreement.

10.        FURTHER ASSURANCE

10.1 The Vendors shall execute, do and perform or procure to be executed, done and performed by other necessary parties all such further acts, agreements, assignments, assurances, deeds and documents as the Purchaser may require effectively to vest the registered and beneficial ownership of the Sale Shares and the Option Shares in the Purchaser free from all Encumbrances and with all rights now and hereafter attaching thereto.

10.2 Both the Parent and the Purchaser jointly and severally covenant that each of them shall execute and perform such further documents and acts as the 1st Vendor, the 2nd Vendor, the 3rd Vendor, the 4th Vendor or the 5th Vendor may reasonably require effectively to vest the beneficial and registered ownership of (1) 6,000,000 Consideration Shares in the 1st Vendor or its nominee(s), (2) 7,500,000 Consideration Shares in the 2nd Vendor or its nominee(s),
           (3) 3,750,000 Consideration Shares in the 3rd Vendor or its nominee(s), (4) 11,250,000 Consideration Shares in the 4th Vendor or its nominee(s) and (5) 7,500,000 Consideration Shares in the 5th Vendor or its nominee(s) as respectively referred to in Clause 5.4, all of which free from all Encumbrances (other than the Transfer Restrictions) and with all rights now and hereafter attaching thereto.

11.        CONFIDENTIALITY AND ANNOUNCEMENTS

11.1 The Purchaser will, and will cause its associates and advisers to, treat in confidence all non-public information regarding the Company contained in written documents and materials ("Confidential Material") which they may obtain from the Company or Media Creative and in the event that Completion is not effected and this Agreement is rescinded or otherwise terminated, will return such Confidential Material to the Company or Media Creative. The Purchaser may disclose Confidential Information if, and only to the extent required by applicable law or exchange or automatic quotation system rules.

11.2 No public announcement or communication of any kind shall be made in respect of the subject matter of this Agreement unless an announcement is required pursuant to any applicable law or the requirements of any recognised stock exchange or automatic quotation system.

12.      NOTICES

12.1 Any notice consent and the like required or permitted to be given or served under this Agreement may be given or served by facsimile or by leaving the same with or sending the same by registered post to the party to or on which the same is to be given or served at the address specified opposite the name of that party or at such other address as that party shall specify by written notice given to the other party as provided in this Clause:-

           If to the 1st Vendor:
           --------------------
           Address: M18, 28/F., Soundwill Plaza, No.38 Russell Street, Causeway Bay, Hong Kong.

           If to the 2nd Vendor:
           --------------------
           Address: Room 711, 7th Floor, East Ocean Centre, No.98 Granville Road, Tsimshatsui, Kowloon, Hong Kong.

           If to the 3rd Vendor:
           --------------------
           Address: Room 711, 7th Floor, East Ocean Centre, No.98 Granville Road, Tsimshatsui, Kowloon, Hong Kong.

           If to the 4th Vendor:
           --------------------
           Address: Flat 7, Block B, 27th Floor, Kiu Kwan Building, No.395 King's Road, Hong Kong.

           If to the 5th Vendor:
           --------------------
           Address: Room 901, 9th Floor, Tai Sang Bank Buildng, Nos.130-132 Des Voeux Road, Central, Hong Kong.

           If to the Purchaser or the Parent:
           ---------------------------------
           Address: Room 1102, 11th Floor, No.148 Electric Road, North Point, Hong Kong.

12.2 All communications shall be served by the following means and the addressee of a communication shall be deemed to have received the same within the time stated adjacent to the relevant means of despatch:

                         Means of despatch                Time of deemed receipt
                         Local mail or courier            24 hours
                         Facsimile                        on despatch
                         Air courier/Speedpost            3 days
                         Airmail                          5 days

13.      SEVERABILITY

13.1 If any part of this Agreement becomes invalid, illegal or unenforceable the parties hereto shall in such an event negotiate in good faith in order to agree the terms of a mutually satisfactory provision to be substituted for the invalid, illegal or unenforceable provision which as nearly as possible validly gives effect to their intentions as expressed herein.

13.2 If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

     (1) the validity or enforceability in that jurisdiction of any other provision of this Agreement; or

     (2) the validity or enforceability in other jurisdictions of that or any other provision of this Agreement.

14.      CAPACITY

14.1 Each party to this Agreement hereby warrants to the other such party that it has full capacity to enter into this Agreement and that such entry does not in any way violate any provision of law, statute, rule, regulation, judgement, writ, injunction, decree or order applicable to it; that this Agreement does not conflict and will not result in the breach or termination of any provision of, or constitute a default under any mortgage, contract or other undertaking binding on it; and will not result in the creation of any liability, charge or Encumbrance whatsoever upon any of its properties or other assets save as contemplated herein.

15.      ENTIRE AGREEMENT

15.1 This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations (whether written or otherwise) and discussions between the parties relating thereto.

16.      AMENDMENTS

16.1 Save as expressly provided herein, no amendment or variation of this Agreement shall be effective unless in writing and signed by the 1st Vendor, the 2nd Vendor, the 3rd Vendor, the 4th Vendor, the 5th Vendor, a duly authorised representative of each of the Parent and the Purchaser.

17.      WAIVER

17.1 The failure or delay of a party hereto to exercise or enforce any right, power, privilege or remedy whatsoever, howsoever or otherwise conferred upon it by this Agreement shall not be deemed to be a waiver of any such right or operate so as to bar the exercise or enforcement thereof at any time or times thereafter, nor shall any single or partial exercise of any such right, power, privilege or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver shall be effective unless it is in writing. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.



18.      COUNTERPARTS

18.1 This Agreement may, be signed in any number of counterparts, all of which taken together shall constitute one and the same Agreement. Any party may enter into this Agreement by signing any such counterpart.

19.      ASSIGNMENT

19.1 This Agreement shall not be capable of being assigned by any party without the written consent of the other parties.

20.      TIME OF THE ESSENCE

20.1 Time shall be of the essence of this Agreement, both as regards the dates and periods specifically mentioned and as to any dates and periods which may, by agreement in writing between the parties hereto, be substituted therefor.

21.      COSTS

21.1 The Parent shall bear all costs and expenses incurred in connection with this Agreement and all documents incidental or relating to Completion.

22.      GOVERNING LAW

22.2 This Agreement shall be governed by and construed in accordance with the laws of Colorado in US.

23.      JURISDICTION

23.1 Each of the parties to this Agreement submits to the jurisdiction of any state or federal court sitting in the State of Colorado in US, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the parties to this Agreement waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

23.2       The submission to the jurisdiction of the court referred to Clause
           23.1 shall not (and shall not be construed so as to) limit the right of the parties to this Agreement to take proceedings in any other court of competent jurisdiction (including Hong Kong) nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

           IN WITNESS whereof the parties have executed this Agreement the day and year first before written.

THE 1ST VENDOR

SIGNED by  TANG YIN WHITNEY, its                   )
director for and on behalf of  WISE                )
MEDIA GROUP INC. in the presence                   )
of:                                                )





THE 2ND VENDOR

SIGNED by  TANG HING LUN, its                      )
director for and on behalf of CHINA                )
MEDIA INC. in the presence of:-                    )





THE 3RD VENDOR

SIGNED by  WONG KAM OIL, its                       )
director for and on behalf of SINOWISE             )
LIMITED in the presence of:-                       )





THE 4TH VENDOR

SIGNED by  WAN KIN MAN (holder                     )
of Hong Kong Identity Card                         )
No.D028278(3)) in the presence of:-                )

THE 5TH VENDOR

SIGNED by   CHAN YI TUNG ALICE                     )
ANASTASIA for and on behalf of TOP                 )
HARMONY HOLDINGS LIMITED in                        )
the presence of:-                                  )






THE PARENT

SEALED with the Common Seal of                    )
the Parent and SIGNED by  THOMSON                 )
LEE, its director in the presence of:-            )






THE PURCHASER

SIGNED by  YIM CHUN KEUNG                          )
WILSON, its director for and on behalf             )
of ASIA GENIUS LIMITED in the                      )
presence of:-                                      )

                                   SCHEDULE 1

                                   THE COMPANY


Part 1 - The Company

Name                                   :     New Unicorn Holdings Limited

Place of Incorporation                 :     Samoa

Registered Office:                     :     Offshore Chambers, P.O. Box 217,
                                             Apia, Samoa

Director                               :     Tang Yin Whitney

Authorised Share Capital               :     US$1,000,000.00

Issued Share Capital                   :     US$1,000,000.00 divided into
                                             1,000,000 shares of US$1.00 each.

Shareholders                           :    (1) Wise Media Group Inc. holding
                                                50% of the issued share  capital
                                                of the Company;
                                            (2) China  Media Inc. holding 10% of
                                                the issued  share  capital of
                                                the Company;
                                            (3) Sinowise  Limited  holding 5% of
                                                the issued  share  capital of
                                                the Company;
                                            (4) Wan Kin Man  holding  15% of the
                                                issued  share  capital of the
                                                Company; and
                                            (5) Top Harmony Holdings Limited
                                                holding 20% of the issued
                                                share capital of the Company.

                                   SCHEDULE 2

                                     PART I

                               VENDORS' WARRANTIES


REPRESENTATIONS AND WARRANTIES REGARDING THE VENDORS

1. Authorization of Transaction. Each of the 1st Vendor, the 2nd Vendor, the 3rd Vendor, the 4th Vendor and the 5th Vendor has full power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of the Vendors, enforceable in accordance with its terms and conditions.

2. Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any governmental authority to which either the 1st Vendor, the 2nd Vendor, the 3rd Vendor, the 4th Vendor or the 5th Vendor is subject.

3. Brokers' Fees. None of the Vendors has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Purchaser or the Parent could become liable or obligated.

4. Company Shares. The 1st Vendor owns beneficially and of record the 1st Vendor's Shares, the 2nd Vendor owns beneficially and of record the 2nd Vendor's Shares, the 3rd Vendor owns beneficially and of record the 3rd Vendor's Shares, the 4th Vendor owns beneficially and of record the 4th Vendor's Shares and the 5th Vendor owns beneficially and of record the 5th Vendor's Shares, free and clear of any Encumbrances, Taxes, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands.

REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY AND MEDIA CREATIVE

5. Organization and Corporate Matters. The Company has been duly incorporated and is validly existing under the laws of Samoa and is not in receivership or liquidation, and that it has taken no steps to enter into liquidation and no petition has been presented for winding up the Company. The copies of the Memorandum and Articles of Association of the Company which have been produced to the Purchaser are accurate and complete in all material respects. So far as the Vendors are aware, the Company has complied with its Memorandum and Articles of Association in all material respects and none of the activities, agreements, commitments or rights of the Company is ultra vires or unauthorised. The statutory books and minute books of the Company has not received any application or request for rectification of the register of members. So far as the Vendors are aware, the business of Media Creative is not in contravention of any laws, rules and regulations of Hong Kong.

6. Capitalization. The total issued share capital of the Company consists of 100 ordinary shares. All of the issued ordinary shares of the Company have been duly authorized, are validly issued, fully paid and are held of record respectively by the 1st Vendor, the 2nd Vendor, the 3rd Vendor, the 4th Vendor and the 5th Vendor. There are no outstanding or authorized options, warrants, preemptive rights, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to issue shares in its authorized share capital. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting rights in the Company. The Company is the registered and beneficial holder of 9,999 shares in the issued share capital of Media Creative whereas the 1st Vendor is the registered and beneficial holder of 1 share in the remaining issued share capital of Media Creative.

7. Company and Media Creative Noncontravention. Neither the execution and the delivery of this Agreement and the documents referenced herein, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any governmental authority to which the Company or Media Creative is subject or any provision of the Company's or Media Creative's constituent instruments.

8. No Company or Media Creative Brokers' Fees. The Company has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

9. Title to Assets. The Company has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, or acquired after the date thereof.

10. Subsidiaries. Other than Media Creative, the Company does not control or have any equity participation in any other entity.

11. Accounts. The Accounts have been prepared using Hong Kong generally accepted accounting principles based upon the books and records of Media Creative applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of Media Creative as of such dates on a consolidated basis and the results of operations of Media Creative for such periods, are consistent with the books and records of Media Creative (which books and records are correct and complete).

12. Events Subsequent to Last Accounts Date. Since the Last Accounts Date, there has not been any adverse change in the business, financial condition, operations, results of operations, or future prospects of the Company. Without limiting the generality of the foregoing, since that date:

      (i) the Company has not sold, leased, transferred, or assigned any of their respective assets, tangible or intangible, other than for a fair consideration in the ordinary course of business;

      (ii) the Company has not entered into any agreement, contract, lease, pricing arrangement or license (or series of related agreements, contracts, leases, arrangements and licenses) either involving more than US$50,000 or outside the ordinary course of business;

      (iii) the Company has not imposed or permitted any Encumbrance upon any of its assets, tangible or intangible;

      (iv) the Company has not made any capital expenditure (or series of related capital expenditures) either involving more than US$50,000 or outside the ordinary course of business;

      (v) the Company has not cancelled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than US$50,000 or outside the ordinary course of business;

          (vi) there has been no change made or authorized in the constituent instruments of the Company;

          (vii)the Company has not made any loan to any of its directors, officers, employees or shareholders outside the ordinary course of business; and

          (viii) the Company has not entered into any employment contract, written or oral, or modified the terms of any existing such contract.

13.   Undisclosed Liabilities.
      -----------------------
      (i) Subject to 13(ii) below, the Company has no debts or liability.

      (ii)Media Creative has no material liability (whether accrued or unaccrued, contingent or not contingent, known or unknown), except for
          (i) liabilities set forth in the Accounts and (ii) labilities which have arisen after the Last Accounts Date in the ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

14. Legal Compliance. The Company has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all governmental authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company alleging any failure so to comply.

15. Tax Matters. The Accounts contain appropriate provision for Taxation, including deferred or provisional Taxation liable to be assessed on Media Creative for the accounting period ended on the Last Accounts Date or for any subsequent period (on the basis of the rates of tax and taxation statutes in force at the Last Accounts Date) in respect of any transaction, event or omission occurring or any income or profits or gains earned, accrued or received by Media Creative on or prior to the Last Accounts Date or for which Media Creative is accountable up to such date. Since the Last Accounts Date no further liability or contingent liability for Taxation has arisen. As at the Last Accounts Date, Media Creative has not received any demand for payment of any taxes and are under no liability to pay any penalty or interest in connection therewith.

16. Real Property. The Company does not own or has any interest in any real property.

17. Trademarks and trade secrets. The business of the Company as now carried on, does not, and is not likely to, infringe any intellectual property right of any other person.

18. Trading and General Commercial Matters.


          (i) Save as described in the Vendors' Schedule of Exceptions, the Company has never entered into, and is not, as at the date hereof, party to :-

(a)      any contracts not made in the ordinary course of business;

(b)      any contracts for the purchase of materials, supplies or equipment;

(c)      any sales agency, distribution, or purchasing agreements; or

(d)      any agency or partnership arrangement.

          (ii) The Company is not in default under any provision of any contract or agreement to which it is a party or by which it is bound and no event has occurred which constitutes a default, or which with the giving of notice or the passage of time or otherwise, would constitute a default under such contract or agreement or which would require the premature repayment of any loans or other amounts due thereunder.

          (iii)So far as the Vendors are aware, the Company is not the subject of any official investigation or inquiry and there are no facts which are likely to give rise to any such investigation or inquiry.

          (iv) So far as the Vendors are aware, the Company has at all times carried on its businesses in compliance with all applicable laws and regulations and the Company has not committed any criminal offence or any tort or any breach of the requirements or conditions of any statute, treaty, regulation, bye-law or other obligation relating to the Company, or the carrying on of its businesses and without prejudice to the generality of the foregoing, the Company has obtained all licences and consents necessary for the carrying on of its businesses, and all such licences and consents are valid and subsisting and as far as the Vendors are aware, there is no reason why any of them should be suspended, cancelled or revoked.

19.   Litigation.

          (i) The Company is not involved as defendant in any civil, criminal or arbitration proceedings (apart from those arising in the ordinary course of business) or in any proceedings before any tribunal and no such proceedings are threatened or pending.

          (ii) There is no unsatisfied, court order or tribunal or arbitral award outstanding against the Company and no distress, execution or process has been levied on any part of their businesses or assets.

20.   Employment Matters.

          (i) There is no past, existing, threatened or pending dispute involving the Company or its employees and there is no arrangement between the Company and any trade union or organisation representing any such employees.

          (ii) No circumstances have arisen under which the Company is required to pay, or is likely to be required to pay, damages in relation to the dismissal of or to reinstate or re-engage any employee, former employee, officer or former officer of the Company.

          (iii)Other than the  directors  and  company  secretary  as set out in
               Schedule 1, the Company has no directors, officers or employees.

          (iv) There is no outstanding agreement or contract of service between the Company and any of its directors, officers or employees.


          (v)  There are no share option or share  incentive or similar  schemes
               for  any  officers  (including   directors  of  the  Company)  or
               employees of the Company.

21. Disclosure. The representations and warranties contained in this Part I of
Schedule 2 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Part I of Schedule 2 not misleading.

                                   SCHEDULE 2

                                     PART IA

                         VENDORS' SCHEDULE OF EXCEPTIONS


To be provided at a later date in accordance with Section 7.11 of the Agreement.

                                   SCHEDULE 2

                                     PART II

                             PURCHASER'S WARRANTIES


REPRESENTATIONS AND WARRANTIES REGARDING THE PARENT AND THE PURCHASER

1. Organization, Qualification, and Corporate Power. Both the Purchaser and the Parent are corporations duly organized, validly existing, and in good standing under the jurisdictions of their respective incorporation. Except as set forth in the Purchaser's Schedule of Exceptions, both the Purchaser and the Parent are duly authorized to conduct business and are in good standing under the laws each jurisdiction where such qualification is required. The Parent and the Purchaser each have full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Other than the Purchaser and Protectserve Pacific Limited, the Parent has no subsidiaries and does not control, directly or indirectly, or have any direct or indirect equity participation in any entity. The Parent and the Purchaser have delivered to the Vendors correct and complete copies of the Certificate of Incorporation and bylaws of the Purchaser and the Parent (as amended to date). Neither the Purchaser nor the Parent is in default under or in violation of any provision of its Certificate of Incorporation or bylaws.

2. Capitalization.

          (i) The entire authorized capital stock of the Parent consists of 200,000,000 shares of Common Stock US$0.001 par value per share, of which 45,051,301 common shares are issued and outstanding as at the date of this Agreement.

          (ii) All of the issued and outstanding common shares have been duly authorized, are validly issued, fully paid, and nonassessable and have been issued in compliance with applicable laws, including, without limitation, applicable federal and state securities laws.

          (iii)Except as set forth in the Purchaser's Schedule of Exceptions, there are no outstanding or authorized options, warrants, preemptive rights, purchase rights, subscription rights, conversion rights, exchange rights, or other rights or contracts or commitments that could require the Parent to issue, sell, or otherwise cause to become outstanding any of its capital stock, nor are there any outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Parent or securities exercisable or exchangeable for, or convertible into, capital stock of the Parent, nor is the Parent committed to issue any such option, warrant, right or security.

          (iv) There are no agreements relating to the voting, purchase or sale of capital stock (a) between or among the Parent and any of its stockholders, (b) between or among the Parent and any third party, or (c) to the best knowledge of the Parent between or among any of the Parent's stockholders. The Parent is not a party to any agreement granting any stockholder of the Parent the right to cause the Parent to register shares of the capital stock of the Parent held by such stockholder under the Securities Act.

          (v) All of the outstanding capital stock of the Purchaser is registered in the name of and beneficially owned by the Parent.

3. Noncontravention. Neither the execution and the delivery of this Agreement and the documents referenced herein, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any governmental authority to which the Purchaser or the Parent is subject or any provision of the charter or bylaws of the Purchaser or the Parent or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material agreement, contract, permit or other arrangement to which the Parent or the Purchaser is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Encumbrance upon any of its assets). Neither the Purchaser nor the Parent needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any governmental authority in order for the parties to this Agreement to consummate the transactions contemplated by this Agreement except for filing required under applicable federal and state securities laws. Without limiting the generality of the foregoing, each of the Purchaser and the Parent has obtained all necessary consents, approvals, waivers, permits and other authorizations required by it to enter into and perform this Agreement and to carry out the transactions contemplated hereby.

4. Brokers' Fees. Neither the Purchaser nor the Parent has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

5. Enforceability. This Agreement constitutes a valid and binding contract on the Purchaser and the Parent and is enforceable against each of the Purchaser and the Parent in accordance with its terms.

6. Consideration Shares.

          (i) Upon delivery of 6,000,000 Consideration Shares pursuant to this Agreement, the 1st Vendor will acquire valid legal title thereto, free and clear of any Encumbrance other than the Transfer Restrictions.

          (ii) Upon delivery of 7,500,000 Consideration Shares pursuant to this Agreement, the 2nd Vendor will acquire valid legal title thereto, free and clear of any Encumbrance other than the Transfer Restrictions.

          (iii)Upon delivery of 3,750,000 Consideration Shares pursuant to this Agreement, the 3rd Vendor will acquire valid legal title thereto, free and clear of any Encumbrance other than the Transfer Restrictions.

          (iv) Upon delivery of 11,250,000 Consideration Shares pursuant to this Agreement, the 4th Vendor will acquire valid legal title thereto, free and clear of any Encumbrance other than the Transfer Restrictions.

          (v) Upon delivery of 7,500,000 Consideration Shares pursuant to this Agreement, the 5th Vendor will acquire valid legal title thereto, free and clear of any Encumbrance other than the Transfer Restrictions.

          (vi) The Parent has filed all reports, registration statements, definitive proxy statements and other documents and all amendments thereto and supplements thereof required to be filed by it with the U.S. Securities and Exchange Commission (the "SEC Reports"), all of which have complied in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

7. Absence of Certain Changes. Since the Last Accounts Date, there has not been any event or condition of any character which has adversely affected, or may be expected to adversely affect, the Parent's business or prospects.

8. Legal Proceedings. Except as disclosed in the SEC Reports, as of the date of this Agreement, there is no legal, administrative, investigatory, regulatory or similar action, suit, claim or proceeding which is pending or, so far as the Parent and the Purchaser are aware, threatened against the Parent or the Purchaser which, if determined adversely to the Parent and/or the Purchaser, could have, individually or in the aggregate, a material adverse effect on the business, assets, or prospects of the Parent or the Purchaser which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

9. Legal Compliance. Each of the Parent and the Purchaser has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all governmental authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against either the Parent or the Purchaser alleging any failure so to comply. Neither the Parent, the Purchaser nor any officer, director, employee, consultant or agent of the Parent or the Purchaser has made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to any governmental official, customer or supplier for the purpose of influencing any official act or decision of such official, customer or supplier or inducing him, her or it to use his, her or its influence to affect any act or decision of a governmental authority or customer, under circumstances which could subject the Parent or the Purchaser or any officers, directors, employees or consultants of the Parent or the Purchaser to administrative or criminal penalties or sanctions.

10. Disclosure. The representations and warranties contained in this Part II of
Schedule 2 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Part II of Schedule 2 not misleading.

                                   SCHEDULE 2

                                    PART IIA

                       PURCHASER'S SCHEDULE OF EXCEPTIONS


To be provided at a later date in accordance with Section 8.10 of the Agreement.

                              Dated the day of 2003

                              WISE MEDIA GROUP INC.
                                 (as 1st Vendor)
                                       and
                                CHINA MEDIA INC.
                                 (as 2nd Vendor)
                                       and
                                SINOWISE LIMITED
                                 (as 3rd Vendor)
                                       and
                                   WAN KIN MAN
                                 (as 4th Vendor)
                                       and
                          TOP HARMONY HOLDINGS LIMITED
                                 (as 5th Vendor)

                                       and

                               THE LINK GROUP INC.
                                   (as Parent)

                                       and

                               ASIA GENIUS LIMITED
                                 (as Purchaser)




                       AGREEMENT FOR SALE AND PURCHASE AND
                             OPTION FOR PURCHASE OF
                                Certain Shares in
                          New Unicorn Holdings Limited